UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities.

On November 14, 2017 (the “Closing Date”), LiqTech International, Inc., a Nevada corporation (the “Company”), effected a private placement (the “Offering”) of 1,617,503 shares of Series A Convertible Preferred Stock, par value 0.001 (the “Preferred Shares”), at a price of $1.20 per Preferred Share, for aggregate proceeds to the Company of $1,941,203.60. Each Preferred Share is convertible on demand into 4 shares of common stock and will mandatorily convert into 4 shares of common stock 6 months from the Closing Date. Immediately prior to the Closing Date, the Company had 0 shares of Series A Convertible Preferred Stock and 44,229,264 shares of common stock issued and outstanding. After the Offering, the Company has 1,617,503 shares of Series A Convertible Preferred Stock and 44,229,264 shares of common stock issued and outstanding. The Offering was completed pursuant to Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended.

In connection with the Offering, each investor executed a subscription agreement in the form of Exhibit 10.1 or Exhibit 10.2 hereto, which both contain customary representations and warranties of the Company and of each investor and are incorporated herein by reference. The Offering was made directly by the Company and no underwriter or placement agent was engaged by the Company.

The foregoing description of the Offering does not purport to be complete, and is qualified in its entirety by reference to the form of each subscription agreement, which are incorporated by reference herein.

Item 8.01 Other Events.

The attached unaudited proforma condensed consolidated balance sheet gives effect to the 1,617,503 Preferred Shares on the balance sheet of the Company as of September 30, 2017, accounting for the Offering using the assumptions described in the notes to the balance sheet therein and giving effect to the Offering as if it had occurred as of September 30, 2017. The proforma condensed consolidated financial statements should be read in conjunction with the separate consolidated financial statements and related notes thereto of the Company which are attached to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2017.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Form of Subscription Agreement (Section 4(a)(2)/ Regulation D)	Filed herewith
10.2	Form of Subscription Agreement (Regulation S)	Filed herewith
99.1	Pro Forma	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: November 20, 2017	/s/ Soren Degn
Soren Degn
Chief Financial Officer